                                                                   EXHIBIT 10.12


                CONTRACT FOR SALE AND PURCHASE OF CAPITAL STOCK


     THIS CONTRACT is entered into by and between BRUCE M. TAYLOR (referred to in this Contract as "Seller"), and ROBERT WEBSTER (referred to in this Contract as "Purchaser").

     WHEREAS, Seller is the owner of ONE THOUSAND TWO HUNDRED FIFTY (1,250) shares of the capital stock of AMERICAN SMALL BUSINESS COMPUTER'S, INC., which operates a business located at One American Way, Pryor, Oklahoma (hereinafter referred to as "Corporation");

     WHEREAS, Purchaser is the owner of ONE THOUSAND TWO HUNDRED FIFTY (1,250) shares of the capital stock of AMERICAN SMALL BUSINESS COMPUTER'S, INC., which operates a business located at One American Way, Pryor, Oklahoma (hereinafter referred to as "Corporation");

     WHEREAS, Seller desires to sell said shares and Purchaser desires to purchase said shares;

     NOW, THEREFORE, in consideration of the payments described in this contract, mutual covenants and agreements, and for other good and valuable consideration, the receipt and adequacy of which the parties acknowledge, it is agreed as follows:

     1. Agreement of Sale and Purchase: Subject to the terms, conditions and provisions set forth below, Seller agrees to sell, and Purchaser agrees to buy all of the issued and outstanding shares of the Corporation presently held by Seller.

     2. Purchase Price and Terms: The purchase price shall be ONE MILLION SEVEN HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($1,740,000.00), payable as follows:

     a. ONE MILLION SEVEN HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($1,740,000.00), in the form of a check to be paid at closing.

     3. Representations and Warranties: Seller represents and warrants to Purchaser as follows:

     a. Corporation is the owner of and has good and merchantable title to all of its assets.

     b. All of the assets of the Corporation are in good working order and shall be at time of closing.

     c. Seller will continue to operate and maintain the Corporation in its regular and normal manner up until the date of closing and shall do nothing to impair the value thereof.

     d. Seller shall comply with all bulk sales requirements of the Uniform Commercial Code.

Purchaser represents and warrants to Seller as follows:

     a. Purchaser has inspected the books, records and assets of the Corporation and is satisfied with them and is purchasing them "as is."

     4. Delivery of Documents: Subject to Purchaser's compliance with the terms, conditions and provisions of this contract, at closing Seller shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered the following:

     a. A stock certificate or certificates, representing all of Seller's right, title and interest in and to the Corporation, assigned to Purchaser;

     b. Resignations of Seller and Seller's spouse as directors and/or officers of the Corporation;

     d. Any and all other documents required to convey to Purchaser free and clear title to the shares and to accomplish the purposes of this contract.

At closing Purchaser shall execute, acknowledge and deliver to Seller the following:

     a.   Payment as set forth above;

     b. Any and all other documents reasonably required to accomplish the purposes of this contract.

     5.   Assignment: This contract shall not be assignable by the Purchaser.

     6. Special Tax Election: BRUCE TAYLOR AND ROBERT WEBSTER consent to elect to compute income or loss for the period January 1, 1995 to January 20, 1995, based on actual income, deductions and credits rather than on a pro-rata daily basis. This election to "close the books" as of January 20, 1995 is hereby agreed and approved by both Purchaser and Seller.

     7. Waiver of Notice: Both Purchaser and Seller hereby waive any and all requirements of written notice, consent, and/or mailing as provided in ARTICLE VII, Section C of the ARTICLES OF INCORPORATION of the Corporation, or any amendments there to.

     8. Miscellaneous: This contract shall be binding upon and inure to the benefit of the parties, their personal representatives, heirs, successors and assigns.

EXECUTED this 20 day of January, 1995.


SELLER:                            PURCHASER:


/s/ BRUCE M. TAYLOR                /s/ ROBERT WEBSTER
-------------------------          ---------------------------
BRUCE M. TAYLOR                    ROBERT WEBSTER

                       CONTRACT FOR SALE OF REAL PROPERTY

          THIS AGREEMENT, entered into this 20th day of January, 1995, by and between BRUCE TAYLOR and JACKIE SUE TAYLOR, husband and wife, hereinafter referred to as "SELLER", and ROBERT WEBSTER, hereinafter referred to as "BUYER";

          WITNESSETH:

          1. The SELLER agrees to sell and the BUYER agrees to purchase, upon the terms and conditions hereinafter set forth, all of the right, title and interest of the SELLER in and to the following described real property and premises, situated in Mayes County, Oklahoma, to-wit:

     A tract of land situated in Government Lot Numbered Three (3), in Section Five (5), Township Twenty (20) North, Range Nineteen (19) East of the Indian Base and Meridian, Mayes County, State of Oklahoma, more particularly described as follows, to-wit:

     Beginning at a point N 89 degrees 54'06" E a distance of 194.62' feet and S 0 degrees 05'54" E a distance of 310.0' feet on the Northwest Corner of said
Section 5; said point being on the southerly Right-of-Way of State Highway No. 169A; thence North 89 Degrees 54 minutes 06 Seconds East and along said Right-of-Way, a distance of 320 feet; thence South 00 Degrees 05 Minutes 54 Seconds East a distance of 842.17 feet to a point on the Northerly Right-of-Way of the M.K. & T. Railroad Spur; thence North 59 Degrees 17 Minutes 28 Seconds West and along said Right-of-Way, a distance of 372.57 feet; thence North 00 Degrees 05 Minutes 54 Seconds West for a distance of 651.36 feet to the Point of Beginning. Containing 5.4859 acres and subject to easements of record.

together with all improvements thereon and appurtenances thereto, for the total purchase price of $560,000.00, payable as follows:

          a. $560,000.00, in the form of a check, shall be paid by the BUYER to the SELLER at closing.

          2. At closing, the SELLER shall deliver to the BUYER an executed Warranty Deed, in proper form for recording with documentary stamps attached, conveying the above described real property to the BUYER.

     3. Possession of the property shall be transferred to the BUYER at closing.

     4. The SELLER shall pay one-half (1/2) of any special assessments levied against the property prior to the closing, whether or not the assessments are matured or unmatured, and shall pay one-half (1/2) of any taxes that are a lien on the property at the time of the closing. The ad valorem taxes for 1995 shall be prorated as of the date of the closing. If the amount of the ad valorem tax for 1995 has not been determined, the proration will be based on the rate of levy for 1994. Any adjustments that are necessary because of the proration of these items shall be made by adjusting the balance of the purchase that the BUYER shall pay at the closing of the sale.

     5. This agreement and the Covenants and promises herein contained shall be binding upon the parties hereto and their heirs, legal representatives, successors and assigns. Neither party shall assign this agreement without the written consent of the other.

BUYER:                                  SELLER:



/s/ ROBERT WEBSTER                      /s/ BRUCE TAYLOR
-------------------------               ---------------------------
ROBERT WEBSTER                          BRUCE TAYLOR

                                        /s/ JACKIE SUE TAYLOR
                                        ---------------------------
                                        JACKIE SUE TAYLOR

                                  * * * * * *


STATE OF OKLAHOMA      )
                       )   ss.
COUNTY OF              )



         Before me the undersigned, a Notary Public, in and for said County and State, on this 20 day of January, 1995, personally appeared ROBERT WEBSTER, to me known to be the identical person who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal the day and year last above written.

My Commission Expires:                                [ILLEGIBLE]
                                                      ----------------------
11-20-96                                              Notary Public




                                  * * * * * *


STATE OF OKLAHOMA      )
                       )   ss.
COUNTY OF              )



         Before me the undersigned, a Notary Public, in and for said County and State, on this 2 day of January, 1995, personally appeared BRUCE TAYLOR and JACKIE SUE TAYLOR, husband and wife, to me known to be the identical persons who executed the within and foregoing instrument and acknowledged to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal the day and year last above written.


My Commission Expires:                                [ILLEGIBLE]
                                                      ----------------------
11-20-96                                              Notary Public

                                                         STATE OF OKLAHOMA  ) ss
                                                            COUNTY OF MAYES )
                                             This instrument was Read for Record
                                                              at 1:10 o'clock PM
                                                                     Jan 25 1995

                                                      LAUREL RABON, County Clerk
                                                    477111 /S/ PAULA LONG Deputy
                                                           --------------
                                 WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS:

     THAT BRUCE TAYLOR and JACKIE SUE TAYLOR, husband and wife, parties of the first part, in consideration of the sum of TEN AND NO/100 ($10.00) DOLLARS and other good and valuable consideration in hand paid, the receipt of which is hereby acknowledged, do hereby Grant, Bargain, Sell and Convey unto ROBERT WEBSTER, party of the second part, all of their right, title and interest in and to the real property and premises situated in Mayes County, State of Oklahoma, more particularly described as follows, to-wit: 1 American Way
                                                Pryor, OK 74361

[SEAL]

     A tract of land situated in Government Lot Numbered Three
     (3), in Section Five (5), Township Twenty (20) North,
     Range Nineteen (19) East of the Indian Base and Meridian,
     Mayes County, State of Oklahoma, more particularly described as follows, to-wit:

     Beginning at a point N 89 Degrees 54'06" E a distance of 194?.62' feet and S 0 Degrees 05'54" E a distance of 310.0' feet on the Northwest Corner of said Section 5; said point being on the southerly Right-of-Way of State Highway No. ?69A; thence North 89 Degrees 54 Minutes 06 Seconds East and along said Right-of-Way, a distance of 320 feet; thence South 00 Degrees 05 Minutes 54 Seconds East a distance of 842.17 feet to a point on the Northerly Right-of-Way of the M.K. & T. Railroad Spur; thence North 59 Degrees 17 Minutes 28 Seconds West and along said Right-of-Way, a distance of 372.57 feet; thence North 00 Degrees 05 Minutes 54 Seconds West for a distance of 651.36 feet to the Point of Beginning. Containing
     5.4859 acres and subject to easements of record.

[DOCUMENTARY TAX STAMP]
[840.00]
[OKLAHOMA Tax Commission]
[JAN 25 95]
[MAYES COUNTY 025804]

together with all the improvements thereon and the appurtenances thereunto belonging, and warrant the title to the same except as hereinafter stated.

     TO HAVE AND TO HOLD said described premises unto the said party of the second part, and the successors and assigns of the party of the second part, forever, free, clear and discharged of and from all former grants, charges, taxes, judgments, mortgages and other liens and encumbrances of whatsoever nature except the following:

     1. The lien of taxes and assessments, general and special, if any, not now due and payable.

     2.   Easements, restrictions and reservations of record.

     3. The restrictions hereby imposed by the Oklahoma Ordinance Works Authority, a public trust upon and



                                                         [BOOK     PAGE     ]
                               $12.00 /s/ Bob Webster        -----    -----
               against the following-described real estate located in Mayes County, Oklahoma, to-wit:

               All of Section 4, Township 20 North, Range 19 East, Mayes County, Oklahoma, lying South of the right-of-way of Highway 69A.

which restrictions shall run with the land and be binding upon and enforceable by the Oklahoma Ordnance Works Authority, a public trust and its successors and assigns, or the owner or owners of all of any portion of said real estate, that from and after the date hereof until (a) September 1, 2021, or (b) the dissolution of said Oklahoma Ordnance Works Authority, a public trust, whichever event shall first occur:

          A. Said real estate and all parts thereof shall, unless such use be prohibited by any governmental authority having jurisdiction over the same, be used solely for manufacturing or industrial purposes.

          B. No industrial wastes or by-products produced on said real estate or any part thereof shall be discharged directly or indirectly onto surrounding lands or into surrounding creeks, streams or watersheds, or discharged into or disposed of through the existing sewer system in violation of any applicable health, pollution, or safety law or regulation.

          C. No free-standing sign or billboard greater in height than six (6) feet shall be constructed, erected or maintained on said real estate or any part thereof without the prior written consent of the Oklahoma Ordnance Works Authority.


          IN WITNESS THEREOF, the parties of the first part have caused these presents to be signed this 20 day of January, 1995.

                                                  /s/ BRUCE TAYLOR
                                                  --------------------------
                                                  BRUCE TAYLOR


                                                  /s/ JACKIE SUE TAYLOR
                                                  --------------------------
                                                  JACKIE SUE TAYLOR


                                                  BOOK      PAGE
                                                      -----     -----

STATE OF OKLAHOMA      )
                       )   ss.
COUNTY OF              )



         Before me, the undersigned, a Notary Public in and for said County and State on this 20 day of January, 1995, personally appeared BRUCE TAYLOR and JACKIE SUE TAYLOR, husband and wife, to be known to be the identical persons who executed the within and foregoing instrument and acknowledged to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal the day and year last above written.


My Commission Expires:                                [ILLEGIBLE]
                                                      ----------------------
11-20-96                                              Notary Public

[SEAL]


                                                      BOOK      PAGE
                                                          -----     -----

                         ASSIGNMENT OF CONTRACT RIGHTS

          THE UNDERSIGNED, AMERICAN SMALL BUSINESS COMPUTERS, INC. (ASBC), in consideration of the payment of Ten Dollars ($10.00) and other good and valuable consideration, receipt of which is hereby acknowledged, does hereby assign, transfer and set over unto ROBERT WEBSTER, hereinafter referred to as "Assignee", fifty percent (50%) of the outstanding balances to be paid to ASBC in 1995 as of this date, in and to the following contracts each of which are incorporated herein by reference, to-wit:

          1. CONTRACTOR AGREEMENT, entered into between COREL CORPORATION ("COREL") and AMERICAN SMALL BUSINESS COMPUTERS, INC. ("CONTRACTOR"), dated November 8, 1994. (Balance Due to
               Contractor: $250,000.00).

          2. SOFTWARE LICENSE AGREEMENT, entered into between COREL CORPORATION ("COREL") and AMERICAN SMALL BUSINESS COMPUTERS, INC. ("ASBC"), dated November 8, 1994. (Balance Due to ASBC:
               $2,250,000.00).

          The Assignee herein agrees to pay any and all taxes, penalties and interest, if any, attributed to Assignee or attributed to ASBC as a result of any monies received as a result of this Assignment, and agrees to hold ASBC and BRUCE TAYLOR harmless therefrom.

          The Assignee further agrees to hold ASBC and BRUCE TAYLOR harmless from any loss incurred by Assignee resulting from the failure of COREL to satisfy the above referenced contracts in whole or in part.

EXECUTED this 20 day of January, 1995.


                              AMERICAN SMALL BUSINESS COMPUTERS,
                              INC.,


                              /s/ ROBERT E. WEBSTER
                              ------------------------